UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               ___________________

Date of report (Date of earliest event reported) April 10, 2009
                                                 -------------------------------

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)

Nevada                                000-51859                      98-0372780
(State or Other Jurisdiction         (Commission                  (IRS Employer
of Incorporation)                    File Number)            Identification No.)

1077 Business Center Circle, Newbury Park, California 91320
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994
                                                   -----------------------------

                                 Not Applicable.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On April 10, 2009, Electronic Sensor Technology, Inc. (the "Registrant") received $1 million from Halfmoon Bay Capital Ltd in exchange for a debenture bearing an interest rate of 9% with a maturity of one year. The debenture grants Halfmoon Bay a security interest in all of the intellectual property of the Registrant.

Halfmoon Bay currently owns approximately 55% of the outstanding common stock of the Registrant and beneficially owns an additional 10% of the outstanding common stock of the Registrant by virtue of the shares underlying a 9% convertible debenture issued by the Registrant to Halfmoon Bay on March 28, 2008.

A copy of the 9% debenture issued to Halfmoon Bay on April 10, 2009 is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.03      Creation of a Direct Financial Obligation.

The disclosures in Item 1.01 are incorporated into this Item 2.03 by reference. Upon the occurrence of certain circumstances, such as default in payment or bankruptcy of the Registrant, the principal amount of the 9% debenture held by Halfmoon Bay, and any interest thereon, become immediately due and payable in cash.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.    Description
-----------    -----------

4.1            9% Debenture

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELECTRONIC SENSOR TECHNOLOGY, INC.

Date: April 15, 2009                    By: /s/ Philip Yee
                                            ------------------------------------
                                            Name:    Philip Yee
                                            Title:   Secretary, Treasurer and
                                                     Chief Financial Officer